1 Earnings Call – Q1 - FY25 January 7, 2025

Except for historical information, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties. Words like “believe,” “expect,” and “anticipate” mean that these are our best estimates as of this writing, but there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to successfully integrate the Pro-ficiency business with our own, as well as expenses we may incur in connection therewith, our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, market conditions, macroeconomic factors, and a sustainable market. Further information on our risk factors is contained in our quarterly and annual reports and filed with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted EPS and certain ratios and other metrics derived there from. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Reconciliations of these non- GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. Safe Harbor Statement 2

First Quarter Highlights $0.01 Diluted EPS $18.9M Revenue 24% Adj. EBITDA Margin +31% Revenue Growth 3 CURRENT PERIOD Prior Year Comparison (1Q24) $14.5M Revenue $0.10 Diluted EPS 23% Adj. EBITDA Margin +21% Revenue Growth $0.17 Adj. Diluted EPS $0.18 Adj. Diluted EPS

Trailing Twelve Months (TTM) 1Q25 Highlights $0.40 Diluted EPS $74.4M Revenue 29% Adj. EBITDA Margin +20% Revenue Growth 4 CURRENT PERIOD Prior Year Comparison (1Q24) $62.1M Revenue $0.52 Diluted EPS 34% Adj. EBITDA Margin +16% Revenue Growth $0.94 Adj. Diluted EPS $1.06 Adj. Diluted EPS

Software Highlights

General

- Overall software revenue growth of 41% for 1Q25 and 16% for TTM
- Good renewal rate, upsell and new logo activity
- Revenue contribution from ALI and MC in-line with expectations

Cheminformatics (CHEM)	Physiologically Based Pharmacokinetics (PBPK)	Clinical Pharmacology & Pharmacometrics (CPP)	Quantitative Systems Pharmacology (QSP)	Adaptive Learning & Insights (ALI)	Medical Communications (MC)
+15% Q1 Revenue Growth	**+4%** Q1 Revenue Growth	**+43%** Q1 Revenue Growth	**+40%** Q1 Revenue Growth	**$1.7M** Q1 Revenue	**$0.1M** Q1 Revenue
+7% TTM Revenue Growth	**+4%** TTM Revenue Growth	**+28%** TTM Revenue Growth	**-5%** TTM Revenue Growth	**$2.8M** TTM Revenue [1]	**$0.1M** TTM Revenue [1]

(1) *The TTM revenue for the ALI and MC business units only includes revenue since the acquisition of Pro-ficiency in June 2024.*

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Services Highlights

General

- Overall services revenue growth of 19% for 1Q25 and 26% for TTM
- Total backlog $17.3M, over 90% expected to be converted to revenue within 12 months
- Revenue contribution from MC in-line with expectations

Physiologically Based Pharmacokinetics (PBPK)	Clinical Pharmacology & Pharmacometrics (CPP)	Quantitative Systems Pharmacology (QSP)	Medical Communications (MC)
-9% Q1 Revenue Decline	**-6%** Q1 Revenue Decline	**-14%** Q1 Revenue Decline	**$1.9M** Q1 Revenue
-2% TTM Revenue Decline	**+13%** TTM Revenue Growth	**+28%** TTM Revenue Growth	**$3.1M** TTM Revenue [1]

[1] *The TTM revenue for the MC business unit only includes revenue since the acquisition of Pro-ficiency in June 2024.*

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Financial Results

57% 43% Software Services 52% 48% Software Services Revenue - Q1 (in millions) Software Revenue Growth Total Revenue Growth Services Revenue Growth +31% +41% +19% 1Q25 Mix 1Q24 Mix 8 $6.1 $7.6 $10.7 $5.8 $6.9 $8.2 $12.0 $14.5 $18.9 Software Services 1Q23 1Q24 1Q25

59% 41% Software Services 61% 39% Software Services Revenue - Trailing Twelve Months (TTM) (in millions) Software Revenue Growth Total Revenue Growth Services Revenue Growth +20% +16% +26% 1Q25 Mix 1Q24 Mix 9 $31.4 $38.0 $44.2 $22.1 $24.1 $30.3$53.5 $62.1 $74.4 Software Services 1Q23 1Q24 1Q25

38% 21% 12% 16% 13% GastroPlus® MonolixSuite™ ADMET Predictor® ALI Others Software Solutions as % of Software Revenue 10 1Q25 50% 20% 17% 6% 7% GastroPlus® MonolixSuite™ ADMET Predictor® ALI Others TTM GastroPlus® ▪ 2 new customers ▪ 4 upsells to existing customers ADMET Predictor® ▪ 4 new customers ▪ 1 upsells to existing customers MonolixSuite™ ▪ 12 new customers ▪ 9 upsells to existing customers First Quarter Highlights QSP ▪ Added model licenses for Psoriatic Arthritis and Chron's Disease

Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q1 Commercial Customers Renewal Rates 11 $68 $79 $94 1Q23 1Q24 1Q25 82% 84% 83% 90% 100% 95% Accounts Fees 1Q23 1Q24 1Q25

Avg. Revenue per Customer (in thousands) Software Performance Metrics - TTM Commercial Customers Renewal Rates 12 $83 $93 $98 FY23 FY24 FY25 85% 83% 83% 93% 93% 92% Accounts Fees FY23 FY24 FY25

18% 22% 37% 23% PBPK QSP CPP MC Services Solutions as % of Services Revenue 13 1Q25 21% 28% 40% 11% PBPK QSP CPP MC TTM

$15.8 $18.9 $17.3 1Q23 1Q24 1Q25 85 85 74 24 27 21 70 67 49 39 179 179 183 PBPK QSP CPP MC 1Q23 1Q24 1Q25 Services Performance Metrics Total Projects Backlog (in millions) 14

Income Statement Summary (1) 15 (in millions, except Diluted EPS and Adjusted Diluted EPS) 1Q25 % of Rev 1Q24 (2) % of Rev Revenue $18.9 100% $14.5 100% Cost of revenue 8.7 46% 4.7 32% Gross profit 10.2 54% 9.0 62% R&D 1.8 10% 1.2 8% S&M 2.9 15% 2.0 14% G&A 5.4 28% 4.9 34% Total operating exp 10.1 53% 8.1 56% Income from operations 0.1 1% 1.0 7% Income before income taxes 0.3 1% 2.4 17% Income taxes (0.1) —% (0.5) 3% Effective tax rate 24% 19% Net income $0.2 1% $1.9 13% Diluted EPS $0.01 $0.10 Adjusted EBITDA $4.5 24% $3.4 23% Excluded items $3.2 $1.8 Adjusted Diluted EPS $0.17 $0.18 (1) Numbers may not add due to rounding (2) Reflects $0.8 million reclassification from G&A expense to cost of revenue to provide more effective FY25 comparison.

Balance Sheet Summary 16 November 30, 2024 August 31, 2024 Cash and short-term investments $18.2 $20.3 Total current assets 40.4 39.3 Total assets $196.9 $196.6 Current liabilities 9.7 12.1 Long-term liabilities 2.5 2.1 Total liabilities 12.2 14.2 Shareholders’ equity 184.7 182.4 Total liabilities and shareholders’ equity $196.9 $196.6 (in millions)

Fiscal 2025 Guidance 17 Guidance Total Revenue $90M - $93M Total Revenue Growth 28% - 33% Software Revenue Mix 55% - 60% Adjusted EBITDA(1) Margin 31% - 33% Adjusted Diluted EPS(2) $1.07 - $1.20 (1) Adjusted EBITDA represents net income excluding the effect of interest expense (income), provision (benefit) for income taxes, amortization expense, intangible asset amortization, equity-based compensation expense, loss (gain) on currency exchange, goodwill impairment, change in fair value of contingent consideration, reorganization expense, acquisition and integration expense and other items not indicative of our ongoing operating performance. (2) Adjusted net income and adjusted diluted earnings per share exclude the effect of amortization expense, equity-based compensation expense, loss (gain) on currency exchange, goodwill impairment, change in fair value of contingent consideration, reorganization expense, acquisition and integration expense and other items not indicative of our ongoing operating performance as well as the income tax provision adjustment for such charges.

WELL POSITIONED FOR FISCAL 2025 PERFORMANCE Delivering on our commitment to scientific leadership Expanding our software and services portfolio 18 • Release of GastroPlusX • Release of Monolix R24 • Release of ADMET Predictor Version 12 • Collaboration with USC to secure NIH Grant to develop new AI drug discovery offerings Developing organization to drive growth Creating shareholder value CONTINUED LEADERSHIP POSITION IN LIFE SCIENCES TECHNOLOGY MARKET Conclusion • Optimization of business unit structure following recent strategic acquisitions • Formation of two new business units following Pro-ficiency acquisition • Focus on supporting accelerated growth in distributor network • ALI: Pro-ficiency Performance Management software platform • MC: Panorama KOL Insights software platform • Delivering consistent revenue growth and profitability • Strategic M&A

Adjusted EBITDA Non-GAAP Reconciliation (1) 19 FY24 FY25 FY24 Q1 Q2 Q3 Q4 Q1 Full Year Net Income $1.945 $4.029 $3.137 $0.843 $0.206 $9.954 Excluding: Interest income and expense, net (1.292) (1.348) (1.522) (0.213) (0.159) (4.375) Provision for income taxes 0.461 1.223 0.753 0.020 0.064 2.457 Depreciation and amortization 1.091 1.105 1.263 2.206 2.265 5.665 Stock-based compensation 1.303 1.585 1.665 1.387 1.589 5.940 (Gain) loss on currency exchange (0.044) 0.098 (0.009) (0.431) 0.015 (0.386) Impairment of other intangibles — — — — — — Change in value of contingent consideration (0.110) 0.440 (0.599) (1.370) — (1.639) Reorganization expense — — — — 0.258 — Mergers & Acquisitions expense 0.034 0.003 0.898 1.706 0.255 2.641 Adjusted EBITDA $3.388 $7.135 $5.586 $4.148 $4.493 $20.257 (in millions) (1) Numbers may not add due to rounding

Adjusted Diluted EPS Non-GAAP Reconciliation (1) 20 FY24 FY25 FY24 Q1 Q2 Q3 Q4 Q1 Full Year Net Income (GAAP) $1.945 $4.029 $3.137 $0.843 $0.206 $9.954 Excluding: Amortization 0.991 0.991 1.122 2.059 2.130 5.163 Stock-based compensation 1.303 1.585 1.665 1.387 1.589 5.940 (Gain) loss on currency exchange (0.044) 0.098 (0.009) (0.431) 0.015 (0.386) Mergers & Acquisitions expense 0.034 0.003 0.898 1.706 0.255 2.641 Change in value of contingent consideration (0.110) 0.440 (0.599) (1.370) — (1.639) Reorganization expense — — — — 0.258 — Tax effect on above adjustments (0.417) (0.746) (0.603) (0.554) (1.007) (2.320) Adjusted Net income (Non-GAAP) $3.702 $6.400 $5.611 $3.640 $3.446 $19.353 Weighted-avg. common shares outstanding: Diluted 20.279 20.315 20.433 20.338 20.266 20.301 Diluted EPS (GAAP) $0.10 $0.20 $0.15 $0.04 $0.01 $0.49 Adjusted Diluted EPS (Non-GAAP) $0.18 $0.32 $0.27 $0.18 $0.17 $0.95 (in millions, except Diluted EPS and Adjusted Diluted EPS) (1) Numbers may not add due to rounding

Investor Relations Contact: Lisa Fortuna Financial Profiles 310-622-8251 slp@finprofiles.com